EXHIBIT 99.1

State Auto Financial reports revised financial information related to accounting for pension and postretirement benefits

COLUMBUS, OHIO - March 4, 2019 - State Auto Financial Corporation (NASDAQ:STFC) reported today that it is revising previously disclosed financial information related to accounting for its pension and postretirement benefits. STFC had been pooling the net liabilities and the unrecognized actuarial gains and losses along with prior service costs recorded in accumulated other comprehensive income for pension and postretirement benefits to affiliated companies pursuant to a quota share reinsurance agreement or pooling agreement. However, STFC and its auditors have determined that such pooling is not appropriate for these items. Amounts recognized as pension expense continue to be appropriately pooled in each period presented.
As a result, STFC's balance sheet has been revised to reverse the impact of pooling these items by increasing the reported pension and postretirement benefits liability and reducing reported stockholders' equity by recording additional unrecognized actuarial losses and prior service costs within accumulated other comprehensive income at each reported balance sheet date. For these adjustments, associated deferred tax benefits have been established at each reported balance sheet date. For the year ended December 31, 2017, additional deferred income tax expense of $7.1 million was recorded to reflect an adjustment to deferred taxes for the reduction of the corporate income tax rate in connection with the Tax Cut and Jobs Act of 2017 (TCJA). Related earnings and book value per share amounts have been revised accordingly. These adjustments are not material to STFC’s previously issued financial statements. STFC has included with this release a new disclosure for book value per share excluding accumulated other comprehensive income, net of tax, along with the appropriate non-GAAP measurement reconciliation.
As a result of the foregoing changes, STFC's fourth quarter 2017 net loss was $13.8 million1, or $0.331 per diluted share and net loss from operations2 per diluted share was $0.651. For the year ended 2017, STFC's net loss was $17.8 million1, or $0.421 per diluted share and net loss from operations2 per diluted share was $1.431. The fourth quarter and year ended 2017 net loss and net loss from operations included a charge of $43.5 million, or $1.03 per diluted share, related to the enactment of the TCJA.
Book Value and Return on Equity
As a result of the foregoing changes, STFC’s book value was $18.91 per share as of Dec. 31, 2018. Adjusted book value per share3 was $21.13 per share as of Dec. 31, 2018 compared to $19.59 per share as of Dec. 31, 2017.
Except as described above, the change in accounting for pension and postretirement benefits did not impact STFC’s 2018 financial results or return on stockholders’ equity.

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company and is proud to be a Trusted Choice® company partner. STFC stock is traded on the NASDAQ Global Select Market, which represents the top fourth of all NASDAQ listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies, which include retail agencies and wholesale brokers. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
1As previously reported, the results for the fourth quarter and year ended Dec. 31, 2017, have been revised to correct an error discovered during the first quarter of 2018 relating to the calculation of deferred acquisition costs (DAC) along with making other adjustments not previously recorded relating to that same time period. Results have also been revised for the adjustments discussed in this release. Although these errors are immaterial to STFC’s previously issued financial statements, the cumulative corrections would have a material effect on the 2018 financial statements. Accordingly, the results for the fourth quarter and year ended Dec. 31, 2017, throughout this release have been adjusted to incorporate the revised amounts, where applicable. Please refer to our quarterly report on Form 10-Q for the period ending March 31, 2018 for further information.
2 Net earnings (loss) from operations, a non-GAAP financial measure that STFC believes is informative to its management and investors, differs from GAAP net income (loss) only by the exclusion of net investment (loss) gain, net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.32 per diluted share and $1.01 per diluted share for the fourth quarter and year ended Dec. 31, 2017, respectively.
3 Adjusted book value per share, a non-GAAP financial measure that STFC believes is informative to its management and investors, differs from GAAP book value per share only by the exclusion of accumulated other comprehensive (loss) income, net of applicable taxes, for the periods being reported. For STFC, this amounted to a decrease of $2.23 per share and an increase of $0.09 per share for the years ended Dec. 31, 2018 and 2017, respectively.
* * * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

CONTACTS
Media contact: Kyle Anderson, Kyle.Anderson@StateAuto.com, 614-917-5497
Investor contact: Natalie Schoolcraft, Natalie.Schoolcraft@StateAuto.com, 614-917-4341

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data

	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Net written premiums	$297.6	$300.9	$1,210.3	$1,270.3

Earned premiums	308.8	318.9	1,238.0	1,276.1
Net investment income	22.7	22.3	84.9	78.8
Net investment (loss) gain	(67.9)	21.3	(49.7)	65.1
Other income from affiliates	0.8	0.6	2.6	2.3
Total revenue	264.4	363.1	1,275.8	1,422.3

(Loss) income before federal income taxes	(32.5)	38.1	12.9	35.0

Federal income tax (benefit) expense	(8.0)	51.9	0.1	52.8
Net (loss) income	$(24.5)	$(13.8)	$12.8	$(17.8)

(Loss) earnings per common share:
- basic	$(0.57)	$(0.33)	$0.30	$(0.42)
- diluted	$(0.57)	$(0.33)	$0.29	$(0.42)
Earnings (loss) per share from operations (A):
- basic	$0.68	$(0.65)	$1.21	$(1.43)
- diluted	$0.67	$(0.65)	$1.20	$(1.43)
Weighted average shares outstanding:
- basic	43.1	42.3	42.9	42.1
- diluted	43.1	42.3	43.4	42.1
Return on average equity (LTM)	1.5%	(2.1)%
Book value per share	$18.91	$19.68
Adjusted book value per share (B)	$21.13	$19.59
Dividends paid per share	$0.10	$0.10	$0.40	$0.40
Total shares outstanding	43.2	42.4

GAAP ratios:
Cat loss and ALAE ratio	2.6	2.6	5.8	9.7
Non-cat loss and ALAE ratio	54.2	60.1	58.5	62.3
Loss and LAE ratio	56.8	62.7	64.3	72.0
Expense ratio	37.8	38.0	36.3	35.7
Combined ratio	94.6	100.7	100.6	107.7

(A)Reconciliation of non-GAAP financial measure:
Net income (loss) from operations:
Net (loss) income	$(24.5)	$(13.8)	$12.8	$(17.8)
Net investment (loss) gain, net of tax	(53.6)	13.8	(39.3)	42.3
Net income (loss) from operations	$29.1	$(27.6)	$52.1	$(60.1)

(B) Reconciliation of non-GAAP financial measure:
Adjusted stockholders' equity:
Total stockholders' equity	$818.5	$835.0
Accumulated other comprehensive (loss) income	(96.4)	3.8
Adjusted stockholders equity	$914.9	$831.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	December 31	December 31
	2018	2017 [1]
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,188.2 and $2,173.1, respectively)	$2,159.5	$2,192.8
Equity securities	315.0	365.3
Other invested assets	48.8	56.0
Other invested assets, at cost	5.6	5.6
Notes receivable from affiliate	70.0	70.0
Total investments	2,598.9	2,689.7

Cash and cash equivalents	59.8	91.5
Accrued investment income and other assets	32.4	36.5
Deferred policy acquisition costs	101.9	110.3
Reinsurance recoverable on losses and loss expenses payable	5.5	3.1
Prepaid reinsurance premiums	6.6	6.4
Current federal income taxes	5.9	4.8
Net deferred federal income taxes	77.8	69.5
Property and equipment, net	7.1	7.3
Total assets	$2,895.9	$3,019.1

LIABILITIES
Losses and loss expenses payable	$1,146.8	$1,255.6
Unearned premiums	584.2	611.8
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.1
Pension and postretirement benefits	83.0	99.3
Due to affiliate	22.4	18.6
Other liabilities	119.0	76.7
Total liabilities	2,077.4	2,184.1

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.0 and 49.2 shares issued, respectively, at stated value of $2.50 per share	125.0	123.0
Treasury stock, 6.8 and 6.8 shares, respectively, at cost	(117.0)	(116.8)
Additional paid-in capital	194.2	171.8
Accumulated other comprehensive (loss) income	(96.4)	3.8
Retained earnings	712.7	653.2
Total stockholders’ equity	818.5	835.0
Total liabilities and stockholders’ equity	$2,895.9	$3,019.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Earned premiums	$308.8	$318.9	$1,238.0	$1,276.1
Net investment income	22.7	22.3	84.9	78.8
Net investment (loss) gain	(67.9)	21.3	(49.7)	65.1
Other income from affiliates	0.8	0.6	2.6	2.3
Total revenues	264.4	363.1	1,275.8	1,422.3

Losses and loss expenses	175.3	200.1	796.4	918.3
Acquisition and operating expenses	116.8	121.3	449.8	455.2
Interest expense	1.2	1.5	5.7	5.9
Other expenses	3.6	2.1	11.0	7.9
Total expenses	296.9	325.0	1,262.9	1,387.3

(Loss) income before federal income taxes	(32.5)	38.1	12.9	35.0
Federal income tax (benefit) expense:
Current	—	0.4	(1.1)	0.4
Deferred	(8.0)	51.5	1.2	52.4
Federal income tax (benefit) expense	(8.0)	51.9	0.1	52.8
Net (loss) income	$(24.5)	$(13.8)	$12.8	$(17.8)
(Loss) earnings per common share:
Basic	$(0.57)	$(0.33)	$0.30	$(0.42)
Diluted	$(0.57)	$(0.33)	$0.29	$(0.42)
Dividends paid per common share	$0.10	$0.10	$0.40	$0.40

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
($ in millions)
(unaudited)	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
Net (loss) income	$(24.5)	$(13.8)	$12.8	$(17.8)
Other comprehensive income (loss), net of tax:
Net unrealized holding gain (loss) on available-for-sale investments:
Unrealized holding gain (loss)	15.2	3.4	(46.4)	69.0
Reclassification adjustments for gains realized in net income	(0.3)	(21.3)	(2.0)	(65.1)
Income tax (expense) benefit	(3.2)	6.9	10.1	(0.7)
Total net unrealized holding gain (loss) on available- for-sale investments	11.7	(11.0)	(38.3)	3.2
Net unrecognized benefit plan obligations:
Net actuarial loss arising during the period	(4.3)	(1.5)	(4.3)	(1.5)
Reclassification adjustments for amortization to net (loss) income:
Prior service credit	(1.5)	(1.5)	(6.3)	(6.3)
Net actuarial loss	3.3	3.2	13.2	12.5
Income tax expense (benefit)	0.5	(0.1)	(0.6)	(1.7)
Total net unrecognized benefit plan obligations	(2.0)	0.1	2.0	3.0
Other comprehensive income (loss)	9.7	(10.9)	(36.3)	6.2
Comprehensive loss	$(14.8)	$(24.7)	$(23.5)	$(11.6)

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Year Ended	Year Ended
	December 31	December 31
	2018	2017 [1]
Common shares:
Balance at beginning of year	49.2	48.6
Issuance of shares	0.8	0.6
Balance at end of year	50.0	49.2

Treasury shares:
Balance at beginning of year and year ended	(6.8)	(6.8)

Common stock:
Balance at beginning of year	$123.0	$121.6
Issuance of shares	2.0	1.4
Balance at end of year	125.0	123.0

Treasury stock:
Balance at beginning of year	$(116.8)	$(116.5)
Shares acquired on stock award exercises	(0.2)	(0.3)
Balance at end of year	(117.0)	(116.8)

Additional paid-in capital:
Balance at beginning of year	$171.8	$159.9
Issuance of common stock	13.3	8.8
Stock awards granted	9.1	3.1
Balance at end of year	194.2	171.8

Accumulated other comprehensive (loss) income:
Balance at beginning of year	$3.8	$(2.4)
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	(63.9)	—
Adjusted beginning balance at January 1, 2018	(60.1)	—
Change in unrealized (loss) gain on available-for-sale investments, net of tax	(38.3)	3.2
Change in unrecognized benefit plan obligations, net of tax	2.0	3.0
Balance at end of year	(96.4)	3.8

Retained earnings:
Balance at beginning of year	$653.2	$687.9
Cumulative effect of change in accounting for equity securities and other invested assets and reclassification of stranded tax effects as of January 1, 2018	63.9	—
Adjusted beginning balance at January 1, 2018	717.1	—
Net income (loss)	12.8	(17.8)
Dividends declared (affiliates $10.4 and $10.4, respectively)	(17.2)	(16.9)
Balance at end of year	712.7	653.2

Total stockholders’ equity at end of year	$818.5	$835.0

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ millions)
(unaudited)
	Year ended December 31
	2018	2017 [1]
Cash flows from operating activities:
Net income (loss)	$12.8	$(17.8)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization, net	8.9	12.5
Share-based compensation	11.1	4.2
Net investment loss (gain)	49.7	(65.1)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	8.4	11.5
Accrued investment income and other assets	3.9	3.5
Postretirement and pension benefits	(16.9)	(14.8)
Other liabilities and due to/from affiliate, net	47.6	11.3
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(2.6)	0.2
Losses and loss expenses payable	(108.8)	74.0
Unearned premiums	(27.6)	(6.0)
Deferred tax expense on share-based awards	0.9	—
Federal income taxes	(0.8)	54.4
Net cash (used in) provided by operating activities	(13.4)	67.9
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(349.6)	(505.4)
Purchases of equity securities available-for-sale	(91.4)	(185.9)
Purchases of other invested assets	(1.8)	(1.4)
Maturities, calls and principal reductions of fixed maturities available-for-sale	229.8	233.6
Sales of fixed maturities available-for-sale	98.0	184.8
Sales of equity securities available-for-sale	97.8	252.7
Sales of other invested assets available-for-sale	1.2	1.1
Net cash used in investing activities	(16.0)	(20.5)
Cash flows from financing activities:
Proceeds from issuance of common stock	15.4	10.2
Payments to acquire treasury shares	(0.2)	(0.3)
Payment of dividends	(17.1)	(16.9)
Payment of credit facility issue costs	(0.4)	—
Net cash used in financing activities	(2.3)	(7.0)
Net (decrease) increase in cash and cash equivalents	(31.7)	40.4
Cash and cash equivalents at beginning of period	91.5	51.1
Cash and cash equivalents at end of period	$59.8	$91.5
Supplemental disclosures:
Federal income tax refund	$—	$(1.6)
Interest paid (affiliates $1.0 and $0.8, respectively)	$5.7	$5.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
unaudited

The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:

	December 31	December 31
	2018	2017 [1]
Deferred tax assets:
Unearned premiums not currently deductible	$24.3	$25.5
Losses and loss expenses payable discounting	19.9	22.0
Postretirement and pension benefits	21.4	24.3
Net unrealized holding losses on investments	6.1	—
Realized loss on other-than-temporary impairment	1.9	2.1
Other liabilities	14.8	9.2
Net operating loss carryforward	15.1	34.3
Tax credit carryforwards	2.7	3.7
Other	1.7	2.5
Total deferred tax assets	107.9	123.6
Deferred tax liabilities:
Deferral of policy acquisition costs	21.4	23.1
Net unrealized holding gains on investments	—	20.3
Other	8.7	10.7
Total deferred tax liabilities	30.1	54.1
Net deferred federal income taxes	$77.8	$69.5

The following table sets forth the components of federal income taxes:

	Three months ended December 31		Year ended December 31
	2018	2017 [1]	2018	2017 [1]
(Loss) income before federal income taxes	$(32.5)	$38.1	$12.9	$35.0
Federal income tax (benefit) expense:
Current	—	0.4	(1.1)	0.4
Deferred (A)	(8.0)	51.5	1.2	52.4
Total federal income tax (benefit) expense	(8.0)	51.9	0.1	52.8
Net (loss) income	$(24.5)	$(13.8)	$12.8	$(17.8)

(A) Deferred federal income taxes for the three months and year ended December 31, 2017 include $43.5 million of deferred tax expense as a result of the revaluation of our net deferred tax asset to the new corporate tax rate of 21.0% under the legislation commonly known as the Tax Cuts and Jobs Act of 2017.